UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2017

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Drive, Suite 340, West Orange, New Jersey 07052
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2017, Lincoln Educational Services Corporation (the “Company”) and its wholly-owned subsidiaries (collectively with the Company, the “Borrowers”) entered into a secured credit agreement (the “Credit Agreement”) with its existing lender, Sterling National Bank (the “Bank”), pursuant to which the Borrowers have obtained a short term loan in the principal amount of $8 million (the “Loan”), the proceeds of which are to be used for working capital and general corporate purposes.

The Loan is secured by the mortgage lien in favor of the Bank upon two parcels of real property, and all improvements and personal property located thereon, owned by a subsidiary of the Company located in West Palm Beach, Florida at which schools operated by the Company are currently located (the “West Palm Beach Property”).  The Loan is payable interest only until its maturity, which will occur upon the earlier of October 1, 2017 and the date of the sale of the West Palm Beach Property.  As previously reported by the Company, the Company has entered into a contract to sell the West Palm Beach Property to Tambone Companies, LLC for a cash purchase price of $16,250,000.  The Company expects this sale of the West Palm Beach Property to be completed in the second or third quarter of 2017.

The Loan bears interest at a rate per annum equal to the greater of (x) the Bank’s prime rate plus 2.50% and (y) 6.00%.

The Credit Agreement contains customary representations, warranties and affirmative and negative covenants, as well as events of default customary for facilities of this type.

In connection with the Credit Agreement, the Borrowers paid the Bank an origination fee in the amount of $40,000 and other fees and reimbursements that are customary for facilities of this type.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Credit Agreement dated as of April 28, 2017 among Lincoln Educational Services Corporation and its subsidiaries and Sterling National Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2017

LINCOLN EDUCATIONAL SERVICES CORPORATION

By:	/s/ Scott M. Shaw
Name: Scott M. Shaw
Title: Chief Executive Officer and President